Supplement to the
Fidelity Advisor® Global Real Estate Fund
Class A, Class M, Class C, Class I, and Class Z
September 28, 2024
Prospectus

On January 15, 2025, the Board of Trustees approved a plan of liquidation for Fidelity Advisor® Global Real Estate Fund ("the fund"). Following Board approval, the fund will no longer pursue its stated investment objective and fund assets will be managed to provide for sufficient liquidity prior to liquidation. The fund is expected to liquidate on or about May 9, 2025.  Effective the close of business on January 31, 2025, new positions in the fund may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the fund on January 31, 2025, generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if a qualifying fund is already established as an investment option under the plans (or under another plan sponsored by the same employer), 2) by participants in a 401(a) plan covered by a master record keeping services agreement between Fidelity and a national federation of employers that included a qualifying fund as a core investment option, 3) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and already included the fund in their discretionary account program, 4) by a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, 5) by a portfolio manager of the fund, 6) by a fee deferral plan offered to trustees of certain Fidelity® funds, if the fund is an investment option under the plan, and 7) by qualified intermediaries to facilitate in-kind redemption activity when deemed by the Adviser to be in the best interests of the fund, and 8) by certain asset pools associated with an organization that already offers a qualifying fund as an investment option in its retirement plan(s). These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.
Effective after the close of business on February 14, 2025, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund's liquidation.
AGRE-PSTK-0125-111 1.9881458.111	January 17, 2025